-----------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                April 27, 1998


                     Structured Asset Securities Corporation
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



              Delaware                 333-47499             74-2440850
     ----------------------------     -----------          -------------
     (State or Other Jurisdiction     (Commission        (I.R.S. Employer
          of Incorporation)           File Number)      Identification No.)


           200 Vesey Street
          New York, New York                             10285
       ----------------------------               -------------------
         (Address of Principal                         (Zip Code)
           Executive Offices)

     Registrant's telephone number, including area code:  (212) 526-5594


                                  No Change
        ------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)


     Item 5.  Other Events./1/
              ------------

     Filed concurrently herewith under Form SE are certain materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers
Inc. (the "Underwriter") in respect of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-5, Class A, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class R Certificates (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement, dated April 27, 1998, and a Prospectus, dated March 18, 1998 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-47499) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

     The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

     Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.



/1/ Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.


     Item 7.  Financial Statements; Pro Forma Financial Information and
              ---------------------------------------------------------
              Exhibits.
              --------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

               99.1      Computational Materials. (P)



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRUCTURED ASSET SECURITIES
                                            CORPORATION



                                        By: /s/ Stanley Labanowski
                                            ---------------------------------
                                            Name:  Stanley Labanowski
                                            Title:  Authorized Signatory


Dated: April 30, 1998


                               EXHIBIT INDEX
                               -------------


Exhibit No.                   Description                   Page No.
-----------                   -----------                   --------


99.1                     Computational Materials                P



                 EXHIBIT 99.1     COMPUTATIONAL MATERIALS (P)

                    (To be filed on Form SE pursuant to a
                        continuing hardship exemption)